UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K




                   Current Report Under Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report October 5, 2000



                            FIDELITY FEDERAL BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Indiana               0-22880               35-1894432
----------------------------     ----------         -----------------
(State of other jurisdiction     Commission           (IRS Employer
    of Incorporation of           File No.          Identification No.)
       Organization)

                       700 S. Green River Road, Suite 2000
                            Evansville, Indiana 47715
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (812) 469-2100
                                 --------------
               Registrant's telephone number, including area code



              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 8. Fidelity Federal Bancorp Announces Management Change

On September 29, 2000, Fidelity Federal Bancorp (the "Registrant") announced that President and CEO M. Brian Davis would cease to serve in those roles effective September 29, 2000. The press release is set forth herein.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  FIDELITY FEDERAL BANCORP



Date: October 5, 2000             By: /s/ Donald R. Neel
      ---------------                ------------------------------------
                                     Donald R. Neel, Executive VP and CFO

                       [LOGO OF FIDELITY FEDERAL BANCORP]


Contacts:  Jack Cunningham, Chairman of the Board     (812) 429-0550, ext. 3304
           Donald R. Neel, Exec. VP and CFO           (812) 429-0550, ext. 3301

For Immediate Release:                                       September 29, 2000

              FIDELITY FEDERAL BANCORP ANNOUNCES MANAGEMENT CHANGE

        (Evansville, IN) Fidelity Federal Bancorp (the "Company") (NASDAQ:
FFED), the holding company of United Fidelity Bank, fsb (the "Bank"), announced today that President and CEO M. Brian Davis would cease to serve in those roles effective September 29th. The Company and Davis could not come to resolution on an existing employment contract modification. Davis will continue to serve on the Company and Bank Boards of Directors. The Executive Committee of the Board will function as interim CEO until a permanent replacement is appointed.

        The Company also announced that under generally accepted accounting principles, it expects to incur a one-time charge in connection with severance payments to Mr. Davis in accordance with his employment agreement dated May 19, 2000. The Company indicated that it was reviewing the severance issues and that these payments could total up to $517,500.

        In connection with this announcement, Jack Cunningham, the Chairman of the Board of the Company stated: "We wish to thank Brian for the significant progress that was made in reducing problem loans and for cost reduction measures that were implemented during his administration. All of us at Fidelity wish him the best of luck in the future."

        This news release contains forward-looking statements that are based upon the Company's current expectations, but are subject to certain risks and uncertainties that may cause actual results to differ materially, including financial accounting assumptions.

        The Company is a unitary savings and loan holding company based in Evansville, Ind. Its savings bank subsidiary, United Fidelity Bank, fsb maintains four locations in Evansville. The Company's stock, which is quoted on NASDAQ Small Capitalization System under the symbol FFED most recently traded at $2.13.





                    Information on FFED is available on the
                   Internet at http://www.unitedfidelity.com